Exhibit 10.6

EXECUTION VERSION

GRANT OF
SECURITY INTEREST IN TRADEMARK RIGHTS

This GRANT OF SECURITY INTEREST IN TRADEMARK RIGHTS (“Agreement”), dated as of July 29, 2015 is made by Gannett Co., Inc., a Delaware corporation, and the undersigned subsidiaries of Gannett Co., Inc. (each, a “Grantor” and collectively, the “Grantors”), in favor of JPMorgan Chase Bank, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”) for the banks and other financial institutions or entities (the “Lenders”) from time to time parties to the Credit Agreement, dated as of June 29, 2015 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Gannett Co., Inc. (f/k/a Gannett SpinCo, Inc.) (the “Borrower”), the Lenders, the Administrative Agent and the other agents parties thereto.

W I T N E S S E T H:

WHEREAS, pursuant to the Credit Agreement, the Lenders have severally agreed to make extensions of credit to the Borrower upon the terms and subject to the conditions set forth therein;

WHEREAS, in connection with the Credit Agreement the Borrower has executed and delivered a Security Agreement dated as of June 29, 2015 in favor of the Administrative Agent (together with all amendments and modifications, if any, from time to time thereafter made thereto, the “Security Agreement”);

WHEREAS, pursuant to the Security Agreement, the Grantors pledged and granted to the Administrative Agent for the benefit of the Secured Parties a continuing security interest in all Intellectual Property, including the Trademarks; and

WHEREAS, each Grantor has duly authorized the execution, delivery and performance of this Agreement;

NOW THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, and in order to induce the Lenders to enter into the Credit Agreement, each Grantor agrees, for the benefit of the Administrative Agent and the Lenders, as follows:

SECTION 1.                            Definitions.  Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided or provided by reference in the Security Agreement.

SECTION 2.                            Grant of Security Interest.  Each Grantor hereby pledges and grants a continuing security interest in, and a right of setoff against, and agrees to assign, transfer and convey, upon demand made upon the occurrence and during the continuance of an Event of Default without requiring further action by either party and to be effective upon such demand, all of such Grantor’s right, title and interest in, to and under the Trademarks owned by such Grantor (including, without limitation, those items listed on Schedule A hereto) (collectively, the “Collateral”), to the Administrative Agent for the benefit of the Secured Parties to secure payment, performance and observance of the Obligations.

SECTION 3.                            Purpose.  This Agreement has been executed and delivered by each Grantor for the purpose of recording the grant of security interest herein with the United States Patent and Trademark Office.  The security interest granted hereby has been granted to the Administrative Agent for the benefit of the Secured Parties in connection with the Security Agreement and is expressly subject to the terms and conditions thereof.  The Security Agreement (and all rights and remedies of the Lenders thereunder) shall remain in full force and effect in accordance with its terms.

SECTION 4.                            Acknowledgment.  Each Grantor does hereby further acknowledge and affirm that the rights and remedies of the Secured Parties with respect to the security interest in the

Collateral granted hereby are more fully set forth in the Credit Agreement and the Security Agreement, the terms and provisions of which (including the remedies provided for therein) are incorporated by reference herein as if fully set forth herein.  In the event of any conflict between the terms of this Agreement and the terms of the Security Agreement, the terms of the Security Agreement shall govern.

SECTION 5.                            Counterparts.  This Agreement may be executed in counterparts, each of which will be deemed an original, but all of which together constitute one and the same original.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the day and year first above written.

GANNETT CO., INC.

By:	/s/ Alison K. Engel
Name:	Alison K. Engel
Title:	Senior Vice President, Chief Financial Officer and Treasurer

GANNETT SATELLITE INFORMATION NETWORK, LLC

By:	/s/ Michael Hart
Name:	Michael Hart
Title:	Treasurer

THE COURIER-JOURNAL, INC.

By:	/s/ Michael Hart
Name:	Michael Hart
Title:	Treasurer

PHOENIX NEWSPAPERS, INC.

By:	/s/ Michael Hart
Name:	Michael Hart
Title:	Treasurer

GANNETT GP MEDIA, INC.

By:	/s/ Michael Hart
Name:	Michael Hart
Title:	Treasurer

GANNETT RIVER STATES PUBLISHING CORPORATION

By:	/s/ Michael Hart
Name:	Michael Hart
Title:	Treasurer

GANNETT PUBLISHING SERVICES, LLC

By:	/s/ Michael Hart
Name:	Michael Hart
Title:	Treasurer

GANNETT MHC MEDIA, INC.

By:	/s/ Michael Hart
Name:	Michael Hart
Title:	Treasurer

DEMOCRAT AND CHRONICLE LLC

By:	/s/ Michael Hart
Name:	Michael Hart
Title:	Treasurer

DES MOINES REGISTER AND TRIBUNE COMPANY

By:	/s/ Michael Hart
Name:	Michael Hart
Title:	Treasurer

THE SUN COMPANY OF SAN BERNARDINO, CALIFORNIA LLC

By:	/s/ Michael Hart
Name:	Michael Hart
Title:	Treasurer

FEDERATED PUBLICATIONS, INC.

By:	/s/ Michael Hart
Name:	Michael Hart
Title:	Treasurer

X.COM, INC.

By:	/s/ Michael Hart
Name:	Michael Hart
Title:	Treasurer

USA TODAY SPORTS MEDIA GROUP, LLC

By:	/s/ Michael Hart
Name:	Michael Hart
Title:	Treasurer

SCHEDULE STAR LLC

By:	/s/ Michael Hart
Name:	Michael Hart
Title:	Treasurer

ACTION ADVERTISING, INC.

By:	/s/ Michael Hart
Name:	Michael Hart
Title:	Treasurer

GNSS LLC

By:	/s/ Michael Hart
Name:	Michael Hart
Title:	Treasurer

GCOE, LLC

By:	/s/ Michael Hart
Name:	Michael Hart
Title:	Treasurer

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent for the Lenders

By:	/s/ Timothy D. Lee
Name:	Timothy D. Lee
Title:	Vice President

SCHEDULE A

U.S. Trademark Registrations and Applications

See attached list.

MARK	JURISDICTION OF REGISTRATION	REGISTRATION / SERIAL NUMBER	LAST LISTED OWNER	REGISTRATION STATUS
10BEST	United States of America	2,602,063	Gannett Satellite Information Network, LLC (formerly known as Gannett Satellite Information Network, Inc.)	Registered
10BEST.COM	United States of America	2,448,623	Gannett Satellite Information Network, LLC (formerly known as Gannett Satellite Information Network, Inc.).	Registered
ACADIANA HEALTH & Logo	Louisiana	59-4461	Gannett River States Publishing Corporation	Registered
ACADIANA PARENT & Logo	Louisiana	59-4462	Gannett River States Publishing Corporation	Registered
ADSNAP	Arizona	35400	Phoenix Newspapers, Inc.	Registered
ADSNAP	United States of America	1,992,831	Phoenix Newspapers, Inc.	Registered
AMERICA TODAY AND DESIGN	United States of America	1,322,595	Gannett Co., Inc. (DE Corp.)	Registered
ANKENY REGISTER	Iowa	287326	Des Moines Register and Tribune Co.	Registered
ANTREANDO	Arizona	51867	La Voz Publishing, LLC	Registered
ARGUS LEADER	United States of America	2,755,825	Multimedia Holdings Corporation	Registered
ARIZONA BUSINESS GAZETTE	Arizona	61221	Phoenix Newspapers, Inc.	Registered
ARIZONA BUSINESS GAZETTE	United States of America	2,147,179	Phoenix Newspapers, Inc.	Registered
ASBURY PARK PRESS	United States of America	2,009,489	Gannett Satellite Information Network, LLC (formerly known as Gannett Satellite Information Network, Inc.)	Registered
ASHEVILLE CITIZEN-TIMES	United States of America	2,017,084	Gannett Pacific Corporation	Registered
AUTOCHOOSER	United States of America	2,305,324	Gannett Satellite Information Network, LLC (formerly known as Gannett Satellite Information Network, Inc.)	Registered
AZCENTRAL.COM	United States of America	2,814,629	Phoenix Newspapers, Inc.	Registered
AZCENTRAL.COM ARIZONA’S HOME PAGE	Arizona	44792	Phoenix Newspapers, Inc.	Registered
aztalk	United States of America	3,460,608	Phoenix Newspapers, Inc.	Registered
BASEBALLHQ.COM	United States of America	3,001,860	Gannett Satellite Information Network, LLC (formerly known as Gannett Satellite Information Network, Inc.)	Registered
BATTLE CREEK ENQUIRER	United States of America	2,752,628	Federated Publications, Inc.	Registered
BEST OF ACADIANA AWARDS AND LOGO	Louisiana	59-4460	Gannett River States Publishing Corporation	Registered
BIG LEAD SPORTS	United States of America	3,979,450	Gannett Satellite Information Network, LLC (formerly known as Gannett Satellite Information Network, Inc.)	Registered
BNQT	United States of America	4,588,716	Gannett Satellite Information Network, LLC (formerly known as Gannett Satellite Information Network, Inc.)	Registered
BULLETIN BOARD	United States of America	1,652,380	The Advertiser Company	Registered
BUYERS’ DIGEST	United States of America	2,334,772	Gannett Satellite Information Network, LLC (formerly known as Gannett Satellite Information Network, Inc.)	Registered
CAMCORDERINFO.COM	United States of America	3,075,810	Gannett Satellite Information Network, LLC (formerly known as Gannett Satellite Information Network, Inc.)	Registered
CAMPUS RIVALRY	United States of America	4,420,687	Gannett Satellite Information Network, LLC (formerly known as Gannett Satellite Information Network, Inc.)	Registered
CANTON OBSERVER	Michigan	M12405	Federated Publications, Inc.	Registered
CELEBRO	United States of America	2,174,561	Gannett Satellite Information Network, LLC (formerly known as Gannett Satellite Information Network, Inc.)	Registered
CHARLOTTE SHOPPING GUIDE	Michigan	M01774	Federated Publications, Inc.	Registered

CHILLICOTHE GAZETTE	United States of America	2,894,688	Gannett Satellite Information Network, LLC (formerly known as Gannett Satellite Information Network, Inc.)	Registered
CINCYMOMS.COM	Ohio	1693715	Gannett Satellite Information Network, LLC (formerly known as Gannett Satellite Information Network, Inc.)	Registered
CIRC2000	United States of America	2,500,756	Phoenix Newspapers, Inc.	Registered
CLINTON COUNTY NEWS	Michigan	M01773	Federated Publications, Inc.	Registered
COMMUNITY CLASSIFIED	Ohio	1070472	Gannett Satellite Information Network, LLC (formerly known as Gannett Satellite Information Network, Inc.)	Registered
COMMUNITY JOURNAL CLERMONT	Ohio	1073253	Gannett Satellite Information Network, LLC (formerly known as Gannett Satellite Information Network, Inc.)	Registered
COMMUNITY JOURNAL NORTH CLERMONT	Ohio	1073252	Gannett Satellite Information Network, LLC (formerly known as Gannett Satellite Information Network, Inc.)	Registered
COMMUNITY PRESS	Ohio	1070466	Gannett Satellite Information Network, LLC (formerly known as Gannett Satellite Information Network, Inc.)	Registered
COSHOCTON TRIBUNE	United States of America	2,894,690	Gannett Satellite Information Network, LLC (formerly known as Gannett Satellite Information Network, Inc.)	Registered
COURIER NEWS	United States of America	2,755,823	Gannett Satellite Information Network, LLC (formerly known as Gannett Satellite Information Network, Inc.)	Registered
COURIER POST ONLINE	United States of America	2,243,458	Gannett Satellite Information Network, LLC (formerly known as Gannett Satellite Information Network, Inc.)	Registered
COURIER-POST	United States of America	2,752,629	Gannett Satellite Information Network, LLC (formerly known as Gannett Satellite Information Network, Inc.)	Registered
COURIER-POST AND DESIGN (SPOT THE DOG)	United States of America	2,171,442	Gannett Satellite Information Network, LLC (formerly known as Gannett Satellite Information Network, Inc.)	Registered
DAVIDSON A.M.	Tennessee	N/A	Gannett Satellite Information Network, LLC (formerly known as Gannett Satellite Information Network, Inc.)	Registered
DAVIDSON A.M.	United States of America	2,939,316	Gannett Satellite Information Network, LLC (formerly known as Gannett Satellite Information Network, Inc.)	Registered
DELAWARE AUTO SHOW	United States of America	3,562,786	Gannett Co., Inc. (DE Corp.)	Registered
DELAWARE AUTO SHOW	United States of America	3,562,787	Gannett Co., Inc. (DE Corp.)	Registered
DELHI PRESS	Ohio	1073254	Gannett Satellite Information Network, LLC (formerly known as Gannett Satellite Information Network, Inc.)	Registered
DEMOCRAT AND CHRONICLE	United States of America	2,359,626	Gannett Co., Inc. (DE Corp.)	Registered
DES MOINES EAST/NORTH REGISTER	Iowa	287321	Des Moines Register and Tribune Co.	Registered
DES MOINES SOUTH REGISTER	Iowa	287318	Des Moines Register and Tribune Co.	Registered
DES MOINES SUNDAY REGISTER	Iowa	210318	Des Moines Register and Tribune Co.	Registered
DES MOINES WEST REGISTER	Iowa	287324	Des Moines Register and Tribune Co.	Registered
DESERT MAGAZINE	California	108009	The Desert Sun Publishing Company	Registered

DETROIT FREE PRESS	United States of America	2,081,266	Detroit Newspaper Partnership, LP,	Registered
DETROIT MEDIA PARTNERSHIP	United States of America	3,559,224	Detroit Newspaper Partnership, LP,	Registered
DETROIT MEDIA PARTNERSHIP	United States of America	3,522,799	Detroit Newspaper Partnership, LP,	Registered
DETROIT MEDIA PARTNERSHIP MICHIGAN’S INFORMATION LEADER & Design	United States of America	3,507,292	Detroit Newspaper Partnership, LP,	Registered
DETROIT MEDIA PARTNERSHIP MICHIGAN’S INFORMATION LEADER & Design	United States of America	3,507,291	Detroit Newspaper Partnership, LP,	Registered
EASTERN HILLS JOURNAL	Ohio	1070468	Gannett Satellite Information Network, LLC (formerly known as Gannett Satellite Information Network, Inc.)	Registered
ECCENTRIC (STYLIZED)	United States of America	2,052,767	Federated Publications, Inc.	Registered
EQUINE TIMES	Michigan	M01489	Gannett Satellite Information Network, LLC (formerly known as Gannett Satellite Information Network, Inc.)	Registered
EQUINE TIMES AND DESIGN	Michigan	M01490	Gannett Satellite Information Network, LLC (formerly known as Gannett Satellite Information Network, Inc.)	Registered
FARMERS’ ADVANCE	Indiana	1997-0050	Gannett Satellite Information Network, LLC (formerly known as Gannett Satellite Information Network, Inc.)	Registered
FARMERS’ ADVANCE	Michigan	M01487	Gannett Satellite Information Network, LLC (formerly known as Gannett Satellite Information Network, Inc.)	Registered
FARMERS’ ADVANCE	Ohio	TM15064	Gannett Satellite Information Network, LLC (formerly known as Gannett Satellite Information Network, Inc.)	Registered
FARMERS’ ADVANCE AG SOURCEBOOK	Michigan	M01495	Gannett Satellite Information Network, LLC (formerly known as Gannett Satellite Information Network, Inc.)	Registered
FARMERS’ ADVANCE AG SOURCEBOOK	Ohio	TM15066	Gannett Satellite Information Network, LLC (formerly known as Gannett Satellite Information Network, Inc.)	Registered
FARMERS’ ADVANCE AG SOURCEBOOK AND DESIGN	Indiana	1997-0059	Gannett Satellite Information Network, LLC (formerly known as Gannett Satellite Information Network, Inc.)	Registered
FARMERS’ ADVANCE AG SOURCEBOOK AND DESIGN	Michigan	M01496	Gannett Satellite Information Network, LLC (formerly known as Gannett Satellite Information Network, Inc.)	Registered
FARMERS’ ADVANCE AND DESIGN	Michigan	M01488	Gannett Satellite Information Network, LLC (formerly known as Gannett Satellite Information Network, Inc.)	Registered
FARMERS’ ADVANCE AND DESIGN	Ohio	TM15065	Gannett Satellite Information Network, LLC (formerly known as Gannett Satellite Information Network, Inc.)	Registered
FARMINGTON OBSERVER	United States of America	M12401	Federated Publications, Inc.	Registered
FIND A HOME	Indiana	20050230	GANNETT KENTUCKY LIMITED PARTNERSHIP	Registered
FLORIDA TODAY	United States of America	1,408,440	Cape Publications, Inc.	Registered
FOREST HILLS JOURNAL	Ohio	1070469	Gannett Satellite Information Network, LLC (formerly known as Gannett Satellite Information Network, Inc.)	Registered
FORT COLLINS COLORADOAN	United States of America	2,781,581	Multimedia Holdings Corporation	Registered

FORTHEW!N	United States of America	4,588,715	Gannett Satellite Information Network, LLC (formerly known as Gannett Satellite Information Network, Inc.)	Registered
FRANCHISE XPRESS	United States of America	2,447,792	Gannett Co., Inc. (DE Corp.)	Registered
G GANNETT AND DESIGN	United States of America	2,134,305	Gannett Co., Inc. (DE Corp.)	Registered
G GANNETT AND DESIGN (GLOBE)	United States of America	1,401,581	Gannett Co., Inc. (DE Corp.)	Registered
GANNETT	United States of America	2,915,572	Gannett Co., Inc. (DE Corp.)	Registered
GANNETT	United States of America	2,852,723	Gannett Co., Inc. (DE Corp.)	Registered
GANNETT	United States of America	2,855,619	Gannett Co., Inc. (DE Corp.)	Registered
GANNETT	United States of America	2,852,724	Gannett Co., Inc. (DE Corp.)	Registered
GANNETT	United States of America	3,012,484	Gannett Co., Inc. (DE Corp.)	Registered
GANNETT AND DESIGN (NEWSPAPER VENDING MACHINE)	United States of America	1,571,637	Gannett Co., Inc. (DE Corp.)	Registered
GANNETT FOUNDATION	United States of America	1,716,449	Gannett Co., Inc. (DE Corp.)	Registered
GARDEN CITY OBSERVER	Michigan	M12409	Federated Publications, Inc.	Registered
GR8-DLS -ON AUTOMOBILES- AND DESIGN	United States of America	3,154,843	Detroit Newspaper Partnership, L.P.	Registered
GREAT DEAL CLASSIFIEDS	Kentucky	014517	GANNETT KENTUCKY	Registered
GREAT DEAL CLASSIFIEDS & Design	Indiana	20020237	GANNETT KENTUCKY	Registered
GREAT FALLS TRIBUNE	Montana	T008,333	Gannett Satellite Information Network, LLC (formerly known as Gannett Satellite Information Network, Inc.)	Registered
GREAT FALLS TRIBUNE	United States of America	2,894,685	Gannett Satellite Information Network, LLC (formerly known as Gannett Satellite Information Network, Inc.)	Registered
GREEN & WHITE	United States of America	1,790,997	Federated Publications, Inc.	Registered
GREEN BAY PRESS-GAZETTE	United States of America	2,794,129	Gannett Satellite Information Network, LLC (formerly known as Gannett Satellite Information Network, Inc.)	Registered
GREENVILLE ONLINE	United States of America	2,058,490	Gannett Pacific Corporation	Registered
GREENVILLEONLINE	United States of America	2,915,618	Gannett Pacific Corporation	Registered
HATTIESBURG AMERICAN	United States of America	2,894,686	Gannett River States Publishing Corporation	Registered
HER SCENE	United States of America	3,638,823	Cape Publications, Inc.	Registered
HERALD TIMES REPORTER	United States of America	2,839,966	Gannett Satellite Information Network, LLC (formerly known as Gannett Satellite Information Network, Inc.)	Registered
HILLTOP PRESS	Ohio	1070470	Gannett Satellite Information Network, LLC (formerly known as Gannett Satellite Information Network, Inc.)	Registered
HOME NEWS TRIBUNE	United States of America	2,061,424	Gannett Satellite Information Network, LLC (formerly known as Gannett Satellite Information Network, Inc.)	Registered
HOMES & MORE	Wisconsin	N/A	DIA WEST - GMP, INC.	Registered
HOMETOWN NEWSPAPERS	Michigan	M01381	Federated Publications, Inc.	Registered
HOMETOWN NEWSPAPERS AND DESIGN	Michigan	M01380	Federated Publications, Inc.	Registered
HOMETOWN ONLINE	Michigan	M01379	Federated Publications, Inc.	Registered
HOMETOWN ONLINE	Michigan	M01378	Federated Publications, Inc.	Registered
HOOPSHYPE	United States of America	4,588,717	Gannett Satellite Information Network, LLC (formerly known as Gannett Satellite Information Network, Inc.)	Registered
HORSE SOURCE	Michigan	M01491	Gannett Satellite Information Network, LLC (formerly known as Gannett Satellite Information Network, Inc.)	Registered
HORSE SOURCE AND DESIGN	Michigan	M01492	Gannett Satellite Information Network, LLC (formerly known as Gannett Satellite Information Network, Inc.)	Registered

HUDSON VALLEY CONNOISSEUR	United States of America	3,163,411	Gannett Satellite Information Network, LLC (formerly known as Gannett Satellite Information Network, Inc.)	Registered
HURRICANE VALLEY	Utah	7462329	Gannett Satellite Information Network, LLC (formerly known as Gannett Satellite Information Network, Inc.)	Registered
INDIAN HILL JOURNAL (SYLIZED)	Ohio	1158328	Gannett Satellite Information Network, LLC (formerly known as Gannett Satellite Information Network, Inc.)	Registered
INJERSEY	United States of America	3,025,064	Gannett Satellite Information Network, LLC (formerly known as Gannett Satellite Information Network, Inc.)	Registered
INSIDE USA TODAY	United States of America	4,093,246	Gannett Satellite Information Network, LLC (formerly known as Gannett Satellite Information Network, Inc.)	Registered
INSIDE USA TODAY	United States of America	4,093,247	Gannett Satellite Information Network, LLC (formerly known as Gannett Satellite Information Network, Inc.)	Registered
IOWA CITY PRESS-CITIZEN	United States of America	2,752,630	Press-Citizen Company, Inc.	Registered
IOWA POLL	Iowa	133785	Des Moines Register and Tribune Co.	Registered
IT’S ALL WITHIN REACH	United States of America	4,739,261	Gannett Co., Inc. (DE Corp.)	Registered
IT’S ALL WITHIN REACH	United States of America	4,605,735	Gannett Co., Inc. (DE Corp.)	Registered
IT’S ALL WITHIN REACH	United States of America	4,605,736	Gannett Co., Inc. (DE Corp.)	Registered
J IN JERSEY AND DESIGN	United States of America	4,418,913	Gannett Satellite Information Network, LLC (formerly known as Gannett Satellite Information Network, Inc.)	Registered
JOHNSTON REGISTER	Iowa	287329	Des Moines Register and Tribune Co.	Registered
JOURNAL & COURIER	United States of America	2,902,877	Federated Publications, Inc.	Registered
JOYRIDES	United States of America	2,866,054	Detroit Newspaper Partnership, L.P.	Registered
LAFAYETTE NEWS	Louisiana	59-3719	Gannett River States Publishing Corporation	Registered
LANCASTER EAGLE-GAZETTE	United States of America	2,894,687	Gannett Satellite Information Network, LLC (formerly known as Gannett Satellite Information Network, Inc.)	Registered
LANSING STATE JOURNAL	United States of America	2,320,942	Federated Publications, Inc.	Registered
LEAD2FEED	United States of America	4,542,408	USA Today Charitable Foundation, Inc.	Registered
LIMELIGHT	Florida	T92000000046	Federated Publications, Inc.	Registered
LIVONIA OBSERVER	Michigan	M12413	Federated Publications, Inc.	Registered
L-MAGAZINE Logo	Louisiana	594457	Gannett River States Publishing Corporation	Registered
LOS CLASIFICADOS EN ESPANOL	Arizona	545512	Phoenix Newspapers, Inc.	Registered
LOVELAND HERALD	Ohio	1073255	Gannett Satellite Information Network, LLC (formerly known as Gannett Satellite Information Network, Inc.)	Registered
MAGNOLIA MAGAZINE	United States of America	86/546,583	Gannett River States Publishing Corporation	Pending
MAGNOLIA MAGAZINE	United States of America	86/546,581	Gannett River States Publishing Corporation	Pending
MARKETPLACEDETROIT.COM	United States of America	2,511,287	Detroit Newspaper Partnership, LP,	Registered
MARSHFIELD NEWS-HERALD	United States of America	2,839,967	Gannett Satellite Information Network, LLC (formerly known as Gannett Satellite Information Network, Inc.)	Registered
MATH TODAY	United States of America	3,003,527	Gannett Satellite Information Network, LLC (formerly known as Gannett Satellite Information Network, Inc.)	Registered

MICHIGAN K.I.D.S., INC.	United States of America	2,736,484	Michigan K.I.D.S., Inc.	Registered
MILFORD-MIAMI ADVERTISER	Ohio	1073251	Gannett Satellite Information Network, LLC (formerly known as Gannett Satellite Information Network, Inc.)	Registered
MISCELLANEOUS DESIGN (NEWSPAPER VENDING MACHINE)	United States of America	1,571,638	Gannett Co., Inc. (DE Corp.)	Registered
MISCELLANEOUS DESIGN (USA TODAY BARS AND BOX DESIGN)	United States of America	1,562,102	Gannett Satellite Information Network, LLC (formerly known as Gannett Satellite Information Network, Inc.)	Registered
MISCELLANEOUS DESIGN (USA TODAY BARS AND BOX DESIGN, LINED FOR COLOR)	United States of America	1,564,380	Gannett Satellite Information Network, LLC (formerly known as Gannett Satellite Information Network, Inc.)	Registered
MMA JUNKIE	United States of America	4,608,893	Gannett Satellite Information Network, LLC (formerly known as Gannett Satellite Information Network, Inc.)	Registered
MOMSLIKEME.COM	United States of America	3,948,159	Gannett Co., Inc. (DE Corp.)	Registered
MONTGOMERY ADVERTISER	United States of America	2,781,572	The Advertiser Company	Registered
MOTOR DIGEST	United States of America	2,322,583	Gannett Satellite Information Network, LLC (formerly known as Gannett Satellite Information Network, Inc.)	Registered
NEVADANET	United States of America	2,029,387	Reno Newspapers, Inc.	Registered
NEWS & SHOPPER	New York	R30638	Gannett Satellite Information Network, LLC (formerly known as Gannett Satellite Information Network, Inc.)	Registered
NORTHEAST CHRONICLE	Florida	T06000001631	MEDIA WEST - FPI, INC.	Registered
NORTHEAST SUBURBAN LIFE	Ohio	1070456	Gannett Satellite Information Network, LLC (formerly known as Gannett Satellite Information Network, Inc.)	Registered
NORTHERN KENTUCKY COMMUNITY LIFE	Kentucky	13169	Gannett Satellite Information Network, LLC (formerly known as Gannett Satellite Information Network, Inc.)	Registered
NORTHERN KENTUCKY LIFE	Kentucky	15661	Gannett Satellite Information Network, LLC (formerly known as Gannett Satellite Information Network, Inc.)	Registered
NORTHWEST PRESS	Ohio	1070457	Gannett Satellite Information Network, LLC (formerly known as Gannett Satellite Information Network, Inc.)	Registered
O & E ON-LINE!	Michigan	M02-093	Federated Publications, Inc.	Registered
OBSERVER	Michigan	M17024	Federated Publications, Inc.	Registered
OPEN AIR MAGAZINE	United States of America	3,469,114	Gannett Satellite Information Network, LLC (formerly known as Gannett Satellite Information Network, Inc.)	Registered
OSHKOSH NORTHWESTERN	United States of America	2,894,676	Gannett Satellite Information Network, LLC (formerly known as Gannett Satellite Information Network, Inc.)	Registered
PALLADIUM-ITEM	United States of America	2,836,285	Federated Publications, Inc.	Registered
PARENT & FAMILY	Missouri	S016282	Gannett River States Publishing Corporation	Registered
PARTNERSHIP FOR YOUNG READERS	United States of America	2,049,592	Pacific and Southern Company, Inc.	Registered
PENNYPOWER	United States of America	1,639,697	Gannett River States Publishing Corporation	Registered
PENSACOLA NEWS JOURNAL	United States of America	2,794,128	Multimedia Holdings Corporation	Registered
PHOENIX NEWSPAPERS	United States of America	2,193,058	Phoenix Newspapers, Inc.	Registered
PHOENIX REPUBLIC	United States of America	3,446,994	Phoenix Newspapers, Inc.	Registered
PICK THE PROS	Arizona	38587	Phoenix Newspapers, Inc.	Registered
PLYMOUTH OBSERVER	Michigan	M12417	Federated Publications, Inc.	Registered

POP CANDY	United States of America	3,738,771	Gannett Satellite Information Network, LLC (formerly known as Gannett Satellite Information Network, Inc.)	Registered
POUGHKEEPSIE JOURNAL	United States of America	2,790,716	Gannett Satellite Information Network, LLC (formerly known as Gannett Satellite Information Network, Inc.)	Registered
PRESS & SUN-BULLETIN	United States of America	2,752,632	Gannett Satellite Information Network, LLC (formerly known as Gannett Satellite Information Network, Inc.)	Registered
PRESSPIX	United States of America	2,986,616	Gannett Satellite Information Network, LLC (formerly known as Gannett Satellite Information Network, Inc.)	Registered
PRICE HILL PRESS	Ohio	1070458	Gannett Satellite Information Network, LLC (formerly known as Gannett Satellite Information Network, Inc.)	Registered
PRINTPLUS & Logo	Delaware	199719664	Gannett Co., Inc. (DE Corp.)	Registered
RAGBRAI	United States of America	2,225,622	Des Moines Register and Tribune Co.	Registered
RAGBRAI	United States of America	2,288,542	Des Moines Register and Tribune Co.	Registered
REDFORD OBSERVER	Michigan	M12421	Federated Publications, Inc.	Registered
RENO GAZETTE-JOURNAL	United States of America	2,323,740	Reno Newspapers, Inc.	Registered
REPUBLIC MEDIA	Arizona	55071	Phoenix Newspapers, Inc.	Registered
REPUBLIC MEDIA	Arizona	55072	Phoenix Newspapers, Inc.	Registered
REPUBLIC MEDIA	Arizona	55077	Phoenix Newspapers, Inc.	Registered
REVIEWED.COM	United States of America	4,531,827	Gannett Satellite Information Network, LLC (formerly known as Gannett Satellite Information Network, Inc.)	Registered
REVIEWED.COM A DIVISION OF USA TODAY	United States of America	85/856,774	Gannett Satellite Information Network, LLC (formerly known as Gannett Satellite Information Network, Inc.)	Pending
REVIEWED.COM A DIVISION OF USA TODAY BEST OF YEAR	United States of America	85/856,778	Gannett Satellite Information Network, LLC (formerly known as Gannett Satellite Information Network, Inc.)	Pending
REVIEWED.COM A DIVISION OF USA TODAY EDITOR’S CHOICE	United States of America	85/856,782	Gannett Satellite Information Network, LLC (formerly known as Gannett Satellite Information Network, Inc.)	Pending
REVIEWED.COM A DIVISION OF USA TODAY READERS’ CHOICE	United States of America	85/856,786	Gannett Satellite Information Network, LLC (formerly known as Gannett Satellite Information Network, Inc.)	Pending
RIDE RIGHT & Design	United States of America	1,751,584	Des Moines Register and Tribune Co.	Registered
RIVER CITY RECORDER	Kentucky	15471.01	Gannett Satellite Information Network, LLC (formerly known as Gannett Satellite Information Network, Inc.)	Registered
ROAD TO INDIANAPOLIS	United States of America	2,231,096	Pacific and Southern Company, Inc.	Registered
ROCHESTER DEMOCRAT AND CHRONICLE	United States of America	2,359,619	Gannett Co., Inc. (DE Corp.)	Registered
SCAN AND DRIVE	United States of America	4,284,127	Pacific and Southern Company, Inc.	Registered
SCIENCE TODAY	United States of America	3,014,611	Gannett Satellite Information Network, LLC (formerly known as Gannett Satellite Information Network, Inc.)	Registered
SCOTTSDALE REPUBLIC	United States of America	2,741,621	Phoenix Newspapers, Inc.	Registered
SEASON FOR SHARING	Arizona	47151	Phoenix Newspapers, Inc.	Registered
SEASON FOR SHARING	Indiana	20130574	PACIFIC AND SOUTHERN COMPANY, INC.	Registered

SEASON FOR SHARING AND DESIGN	Arizona	33285	Phoenix Newspapers, Inc.	Registered
SEASON FOR SHARING AND DESIGN	Indiana	50102858	PACIFIC AND SOUTHERN COMPANY, INC.	Registered
SENIOR SCOOP	United States of America	1,762,066	Gannett Satellite Information Network, LLC (formerly known as Gannett Satellite Information Network, Inc.)	Registered
SILENT SUNDAY	United States of America	4,369,046	Pacific and Southern Company, Inc.	Registered
SOUTHERN TIER BUSINESS NEWS	New York	R30851	Gannett Satellite Information Network, LLC (formerly known as Gannett Satellite Information Network, Inc.)	Registered
SPARK	United States of America	3,136,222	Gannett Co., Inc. (DE Corp.)	Registered
SPIRIT OF DIVERSITY	United States of America	2,224,263	Detroit Newspaper Partnership, L.P.	Registered
SPOT NEWS	United States of America	2,256,492	Gannett Satellite Information Network, LLC (formerly known as Gannett Satellite Information Network, Inc.)	Registered
SPRINGFIELD NEWS-LEADER	United States of America	2,677,658	Gannett River States Publishing Corporation	Registered
ST. CLOUD TIMES	United States of America	2,781,576	Multimedia Holdings Corporation	Registered
STAR-GAZETTE	United States of America	2,790,719	Gannett Satellite Information Network, LLC (formerly known as Gannett Satellite Information Network, Inc.)	Registered
STATESMAN JOURNAL	United States of America	2,827,187	Multimedia Holdings Corporation	Registered
STEVENS POINT JOURNAL	United States of America	2,894,691	Gannett Satellite Information Network, LLC (formerly known as Gannett Satellite Information Network, Inc.)	Registered
SUBURBAN LIFE	Ohio	1070467	Gannett Satellite Information Network, LLC (formerly known as Gannett Satellite Information Network, Inc.)	Registered
SUN LIVING	Arizona	24921	Phoenix Newspapers, Inc.	Registered
SUNDAY SELECT	United States of America	3,513,642	Gannett Co., Inc. (DE Corp.)	Registered
TALLAHASSEE DEMOCRAT	United States of America	2,100,946	Federated Publications, Inc.	Registered
TALLAHASSEE.COM	Florida	T03000001033	Federated Publications, Inc.	Registered
TELEGRAPH-FORUM	United States of America	2,834,181	Gannett Satellite Information Network, LLC (formerly known as Gannett Satellite Information Network, Inc.)	Registered
THE ARIZONA REPUBLIC	Arizona	173651	Phoenix Newspapers, Inc.	Registered
THE ARIZONA REPUBLIC	United States of America	2,136,804	Phoenix Newspapers, Inc.	Registered
THE BAXTER BULLETIN	United States of America	2,862,139	Baxter County Newspapers, Inc.	Registered
THE BETHEL JOURNAL	Ohio	1070463	Gannett Satellite Information Network, LLC (formerly known as Gannett Satellite Information Network, Inc.)	Registered
THE BIG LEAD	United States of America	3,629,548	Gannett Satellite Information Network, LLC (formerly known as Gannett Satellite Information Network, Inc.)	Registered
THE BOONE COUNTY RECORDER	Kentucky	15475.01	Gannett Satellite Information Network, LLC (formerly known as Gannett Satellite Information Network, Inc.)	Registered
THE BURLINGTON FREE PRESS	United States of America	2,790,717	Gannett Satellite Information Network, LLC (formerly known as Gannett Satellite Information Network, Inc.)	Registered
THE CAMPBELL COMMUNITY RECORDER	Kentucky	015474.01	Gannett Satellite Information Network, LLC (formerly known as Gannett Satellite Information Network, Inc.)	Registered

THE CAMPBELL COUNTY RECORDER	Kentucky	015476.01	Gannett Satellite Information Network, LLC (formerly known as Gannett Satellite Information Network, Inc.)	Registered
THE CINCINNATI ENQUIRER	United States of America	2,302,203	Gannett Satellite Information Network, LLC (formerly known as Gannett Satellite Information Network, Inc.)	Registered
THE CLARION-LEDGER	United States of America	2,365,928	Gannett Satellite Information Network, LLC (formerly known as Gannett Satellite Information Network, Inc.)	Registered
THE COMMUNITY CLASSIFIED	United States of America	015480.01	Gannett Co., Inc. (DE Corp.)	Registered
THE COMMUNITY RECORDER	Kentucky	11919	Gannett Satellite Information Network, LLC (formerly known as Gannett Satellite Information Network, Inc.)	Registered
THE COURIER-JOURNAL	United States of America	2,304,262	Cape Publications, Inc.	Registered
THE COURIER-JOURNAL BLUEGRASS POLL	United States of America	3,486,935	Cape Publications, Inc.	Registered
THE COURIER-JOURNAL BLUEGRASS POLL	United States of America	2,668,686	Cape Publications, Inc.	Registered
THE DAILY ADVERTISER	United States of America	2,894,675	Gannett River States Publishing Corporation	Registered
THE DAILY ADVERTISER 20 over 40 & Design	Louisiana	594459	Gannett River States Publishing Corporation	Registered
THE DAILY ADVERTISER READERS CHOICE AWARDS	Louisiana	593718	Gannett River States Publishing Corporation	Registered
THE DELTA-WAVERLY COMMUNITY NEWS	Michigan	M01775	Federated Publications, Inc.	Registered
THE DES MOINES REGISTER	Iowa	210312	Des Moines Register and Tribune Co.	Registered
THE DES MOINES REGISTER	United States of America	2,879,044	Des Moines Register and Tribune Co.	Registered
THE DES MOINES REGISTER (STYLIZED)	United States of America	1,249,840	Des Moines Register and Tribune Co.	Registered
THE DESERT SUN	California	108297	The Desert Sun Publishing Company	Registered
THE DESERT SUN	United States of America	2,752,633	The Desert Sun Publishing Company	Registered
THE DEWITT-BATH REVIEW	Michigan	M01772	Federated Publications, Inc.	Registered
THE EATON RAPIDS COMMUNITY NEWS	Michigan	M01779	Federated Publications, Inc.	Registered
THE ERLANGER RECORDER	Kentucky	15478.01	Gannett Satellite Information Network, LLC (formerly known as Gannett Satellite Information Network, Inc.)	Registered
THE FLORENCE RECORDER	Kentucky	015479.01	Gannett Satellite Information Network, LLC (formerly known as Gannett Satellite Information Network, Inc.)	Registered
THE FORT THOMAS RECORDER	Kentucky	013556.02	Gannett Satellite Information Network, LLC (formerly known as Gannett Satellite Information Network, Inc.)	Registered
THE GOLDEN CIRCLE	Iowa	132886	Des Moines Register and Tribune Co.	Registered
THE GRAND LEDGE INDEPENDENT	Kentucky	M01778	Federated Publications, Inc.	Registered
THE GREENVILLE NEWS	United States of America	2,320,946	Gannett Pacific Corporation	Registered
THE GREENVILLE NEWS RUN DOWNTOWN 5K ROAD RACE AND DESIGN	South Carolina	N/A	Gannett Pacific Corporation	Registered
THE HOLT COMMUNITY NEWS	Michigan	M01777	Federated Publications, Inc.	Registered
THE INDIANAPOLIS STAR	United States of America	2,781,575	Pacific and Southern Company, Inc.	Registered
THE ITHACA JOURNAL	United States of America	2,788,460	Gannett Satellite Information Network, LLC (formerly known as Gannett Satellite Information Network, Inc.)	Registered

THE JACKSON SUN	United States of America	2,894,692	Gannett Satellite Information Network, LLC (formerly known as Gannett Satellite Information Network, Inc.)	Registered
THE JOURNAL NEWS	United States of America	2,267,383	Gannett Satellite Information Network, LLC (formerly known as Gannett Satellite Information Network, Inc.)	Registered
THE KENTON COMMUNITY RECORDER	Kentucky	11915	Gannett Satellite Information Network, LLC (formerly known as Gannett Satellite Information Network, Inc.)	Registered
THE LEAF-CHRONICLE	United States of America	2,752,634	Gannett Pacific Corporation	Registered
THE MAGAZINE THAT MAKES A DIFFERENCE	United States of America	2,354,114	Gannett Satellite Information Network, LLC (formerly known as Gannett Satellite Information Network, Inc.)	Registered
THE MARION STAR	United States of America	2,894,689	Gannett Satellite Information Network, LLC (formerly known as Gannett Satellite Information Network, Inc.)	Registered
THE MASON COMMUNITY NEWS	Michigan	M01781	Federated Publications, Inc.	Registered
THE NATION’S NEWSPAPER	United States of America	1,399,353	Gannett Satellite Information Network, LLC (formerly known as Gannett Satellite Information Network, Inc.)	Registered
THE NEWS LEADER	United States of America	2,781,577	Multimedia, Inc.	Registered
THE NEWS-MESSENGER	United States of America	2,831,765	Gannett Satellite Information Network, LLC (formerly known as Gannett Satellite Information Network, Inc.)	Registered
THE NEWS-PRESS	United States of America	2,378,734	Multimedia Holdings Corporation	Registered
THE NEWS-PRESS MARKET WATCH	Florida	T07000001364	Multimedia Holdings Corporation	Registered
THE NEWS-STAR	United States of America	2,912,243	Gannett River States Publishing Corporation	Registered
THE PORTLAND REVIEW & OBSERVER	Michigan	M01776	Federated Publications, Inc.	Registered
THE POST-CRESCENT	United States of America	2,755,824	Gannett Satellite Information Network, LLC (formerly known as Gannett Satellite Information Network, Inc.)	Registered
THE SHEBOYGAN PRESS	United States of America	2,905,821	Gannett Satellite Information Network, LLC (formerly known as Gannett Satellite Information Network, Inc.)	Registered
THE SPECTRUM	United States of America	1,974,690	Gannett Satellite Information Network, LLC (formerly known as Gannett Satellite Information Network, Inc.)	Registered
THE STAR PRESS	United States of America	2,824,579	Indiana Newspapers, Inc.	Registered
THE TENNESSEAN	Tennessee	N/A	Gannett Satellite Information Network, LLC (formerly known as Gannett Satellite Information Network, Inc.)	Registered
THE TENNESSEAN	United States of America	2,285,589	Gannett Satellite Information Network, LLC (formerly known as Gannett Satellite Information Network, Inc.)	Registered
THE TIMES ACADIANA BUSINESS HALL OF FAME	Louisiana	594456	Gannett River States Publishing Corporation	Registered
THE TIMES OF ACADIANA	Louisiana	586588	Gannett River States Publishing Corporation	Registered
THINKSMART	United States of America	3,667,216	Gannett Satellite Information Network, LLC (formerly known as Gannett Satellite Information Network, Inc.)	Registered
TIMES HERALD	United States of America	2,829,367	The Times Herald Company	Registered

TIMES RECORDER	United States of America	2,834,178	Gannett Satellite Information Network, LLC (formerly known as Gannett Satellite Information Network, Inc.)	Registered
TODAY IN THE SKY	United States of America	2,707,001	Gannett Satellite Information Network, LLC (formerly known as Gannett Satellite Information Network, Inc.)	Registered
TOSS ‘N WIN	Florida	T95000001212	Federated Publications, Inc.	Registered
TOUR OF LIGHTS	Florida	T97000001504	Federated Publications, Inc.	Registered
TRI-COUNTY PRESS	Ohio	1070459	Gannett Satellite Information Network, LLC (formerly known as Gannett Satellite Information Network, Inc.)	Registered
TULARE ADVANCE-REGISTER	California	98155	Visalia Newspapers, Inc.	Registered
TULARE ADVANCE-REGISTER	United States of America	2,896,804	Visalia Newspapers, Inc.	Registered
TV Y MAS	Arizona	227572	La Voz Publishing, LLC	Registered
TV Y MAS [TRANSLATION: TELEVISION AND MORE]	United States of America	2,594,258	Phoenix Newspapers, Inc.	Registered
ULTIMATE FAN CONTEST	Florida	T95000001329	Federated Publications, Inc.	Registered
ULTIMATE FAN PACKAGE	Florida	T95000001328	Federated Publications, Inc.	Registered
ULTIMATE TAILGATE PARTY	Florida	T95000001327	Federated Publications, Inc.	Registered
URBANDALE REGISTER	Iowa	W00366042	Des Moines Register and Tribune Co.	Registered
US PRESSWIRE	United States of America	3,184,228	USA TODAY	Registered
USA TODAY	Benelux	0406672	USA TODAY	Registered
USA TODAY	Brazil	815271867	USA TODAY	Registered
USA TODAY	Canada	TMA327105	USA TODAY	Registered
USA TODAY	Canada	TMA511482	USA TODAY	Registered
USA TODAY	Canada	TMA409783	USA TODAY	Registered
USA TODAY	China	269734	USA TODAY	Registered
USA TODAY	Egypt	67000	USA TODAY	Registered
USA TODAY	France	1299987	USA TODAY	Registered
USA TODAY	Greece	79231	USA TODAY	Registered
USA TODAY	Italy	1130183	USA TODAY	Registered
USA TODAY	Japan	2510831	USA TODAY	Registered
USA TODAY	Monaco	2R96.16627	USA TODAY	Registered
USA TODAY	Republic of Korea	153444	USA TODAY	Registered
USA TODAY	Spain	1096430	USA TODAY	Registered
USA TODAY	United States of America	1,332,045	Gannett Satellite Information Network, LLC (formerly known as Gannett Satellite Information Network, Inc.)	Registered
USA TODAY	United States of America	1,509,332	Gannett Satellite Information Network, LLC (formerly known as Gannett Satellite Information Network, Inc.)	Registered
USA TODAY	United States of America	1,517,220	Gannett Satellite Information Network, LLC (formerly known as Gannett Satellite Information Network, Inc.)	Registered
USA TODAY	United States of America	3,361,301	Gannett Satellite Information Network, LLC (formerly known as Gannett Satellite Information Network, Inc.)	Registered
USA TODAY & Design	Brazil	815271859	USA TODAY	Registered
USA TODAY & Design	Italy	1130184	USA TODAY	Registered
USA TODAY & Design	Monaco	2R96.16628	USA TODAY	Registered
USA TODAY & Design	Switzerland	355053	USA TODAY	Registered
USA TODAY & Device	Austria	115279	USA TODAY	Registered
USA TODAY & DEVICE	Benelux	0406673	USA TODAY	Registered
USA TODAY & Device	China	269735	USA TODAY	Registered
USA TODAY & Device	China	3718655	USA TODAY	Registered
USA TODAY AD METER	United States of America	3,839,742	Gannett Satellite Information Network, LLC (formerly known as Gannett Satellite Information Network, Inc.)	Registered
USA TODAY ALL-USA	United States of America	4,120,833	Gannett Satellite Information Network, LLC (formerly known as Gannett Satellite Information Network, Inc.)	Registered

USA TODAY AND DESIGN	Canada	TMA330037	USA TODAY	Registered
USA TODAY AND DESIGN	Japan	2390752	USA TODAY	Registered
USA TODAY AND DESIGN	United States of America	4,444,787	Gannett Satellite Information Network, LLC (formerly known as Gannett Satellite Information Network, Inc.)	Registered
USA TODAY AND DESIGN	United States of America	1,330,859	Gannett Satellite Information Network, LLC (formerly known as Gannett Satellite Information Network, Inc.)	Registered
USA TODAY AND DESIGN (GLOBE)	United States of America	1,415,846	Gannett Satellite Information Network, LLC (formerly known as Gannett Satellite Information Network, Inc.)	Registered
USA TODAY AND DESIGN (GLOBE; LINED FOR BLUE)	United States of America	1,337,847	Gannett Satellite Information Network, LLC (formerly known as Gannett Satellite Information Network, Inc.)	Registered
USA TODAY AND DESIGN (GLOBE; LINED FOR BLUE)	United States of America	1,415,845	Gannett Satellite Information Network, LLC (formerly known as Gannett Satellite Information Network, Inc.)	Registered
USA TODAY AND DESIGN (MASTHEAD)	United States of America	1,334,239	Gannett Satellite Information Network, LLC (formerly known as Gannett Satellite Information Network, Inc.)	Registered
USA TODAY AND DESIGN (MASTHEAD; LINED FOR BLUE)	United States of America	1,337,848	Gannett Satellite Information Network, LLC (formerly known as Gannett Satellite Information Network, Inc.)	Registered
USA TODAY BEST-SELLING BOOKS WHAT AMERICA’S READING (CHILD)	United States of America	4,219,778	Gannett Satellite Information Network, LLC (formerly known as Gannett Satellite Information Network, Inc.)	Registered
USA TODAY BEST-SELLING BOOKS WHAT AMERICA’S READING (PARENT)	United States of America	4,260,155	Gannett Satellite Information Network, LLC (formerly known as Gannett Satellite Information Network, Inc.)	Registered
USA TODAY PULSE OF AMERICA SERIES	United States of America	3,953,033	Gannett Satellite Information Network, LLC (formerly known as Gannett Satellite Information Network, Inc.)	Registered
USA TODAY SNAPSHOTS	United States of America	2,918,560	Gannett Satellite Information Network, LLC (formerly known as Gannett Satellite Information Network, Inc.)	Registered
USA TODAY SPORTS WEEKLY	United States of America	2,900,307	Gannett Satellite Information Network, LLC (formerly known as Gannett Satellite Information Network, Inc.)	Registered
USA TODAY SUPER 25	United States of America	4,120,834	Gannett Satellite Information Network, LLC (formerly known as Gannett Satellite Information Network, Inc.)	Registered
USA TODAY TRAVEL ZONE	United States of America	3,550,790	Gannett Satellite Information Network, LLC (formerly known as Gannett Satellite Information Network, Inc.)	Registered
USA WEEKEND	United States of America	1,396,754	Gannett Satellite Information Network, LLC (formerly known as Gannett Satellite Information Network, Inc.)	Registered
USA WEEKEND AND DESIGN (GLOBE)	United States of America	1,396,805	Gannett Satellite Information Network, LLC (formerly known as Gannett Satellite Information Network, Inc.)	Registered
USA WEEKEND AND DESIGN (GLOBE; LINED FOR COLOR BLUE)	United States of America	1,396,789	Gannett Satellite Information Network, LLC (formerly known as Gannett Satellite Information Network, Inc.)	Registered

USA WEEKEND AND DESIGN (TRADE DRESS)	United States of America	1,396,804	Gannett Satellite Information Network, LLC (formerly known as Gannett Satellite Information Network, Inc.)	Registered
USA WEEKEND MOST CARING COACH	United States of America	2,218,737	Gannett Satellite Information Network, LLC (formerly known as Gannett Satellite Information Network, Inc.)	Registered
VELOCITY & Logo	Kentucky	15411	Cape Publications, Inc.	Registered
VISALIA TIMES-DELTA	United States of America	2,781,683	Visalia Newspapers, Inc.	Registered
WAUKEE REGISTER	Iowa	W00366043	Des Moines Register and Tribune Co.	Registered
WAUSAU DAILY HERALD	United States of America	2,839,968	Gannett Satellite Information Network, LLC (formerly known as Gannett Satellite Information Network, Inc.)	Registered
WEST DES MOINES REGISTER	Iowa	W00366045	Des Moines Register and Tribune Co.	Registered
WESTERN HILLS PRESS	Ohio	1070460	Gannett Satellite Information Network, LLC (formerly known as Gannett Satellite Information Network, Inc.)	Registered
WESTLAND OBSERVER	Michigan	M12425	Federated Publications, Inc.	Registered
WHERE HOMETOWN STORIES UNFOLD	United States of America	3,050,107	Federated Publications, Inc.	Registered
WILLIAMSON A.M.	Tennessee	N/A	Gannett Satellite Information Network, LLC (formerly known as Gannett Satellite Information Network, Inc.)	Registered
WILLIAMSON A.M.	United States of America	2,937,395	Gannett Satellite Information Network, LLC (formerly known as Gannett Satellite Information Network, Inc.)	Registered
YAK’S CORNER	United States of America	2,265,969	Detroit Newspaper Partnership, L.P.	Registered
YAK’S CORNER AND DESIGN	United States of America	3,073,354	Detroit Newspaper Partnership, L.P.	Registered
YES YOUR ESSENTIAL SHOPPER [CHILD]	United States of America	4,023,532	Gannett Co., Inc. (DE Corp.)	Registered
YOUNGSVILLE BROUSSARD NEWS	Louisiana	59-3720	Gannett River States Publishing Corporation	Registered
THE EXCHANGE AND MART	United Kingdom	UK00000709518	Exchange Enterprises Limited	Registered
EXCHANGE & MART.	United Kingdom	UK00001345104	Exchange Enterprises Limited	Registered
WIRRAL GLOBE	United Kingdom	UK00001021246	Newsquest Media Group Limited	Registered
NEWSQUEST	United Kingdom	UK00002048425	Newsquest Media Group Limited	Registered
TWO’S COMPANY	United Kingdom	UK00002176993	Newsquest Media Group Limited	Registered
EALING TIMES	United Kingdom	UK00002225270	Newsquest Media Group Limited	Registered
be inspired newsquest sales diploma & leadership programme	United Kingdom		Newsquest Media Group Limited	Registered
be inspired newsquest sales diploma & leadership programme	United Kingdom	UK00002492548	Newsquest Media Group Limited	Registered
MOTORWAY	United Kingdom	UK00001253068	Newsquest Media Group Limited	Registered
GLOBE	United Kingdom	UK00001253095	Newsquest Media Group Limited	Registered
EVENING PRESS	United Kingdom	UK00002299393	Newsquest Media Group Limited	Registered
YORK EVENING PRESS	United Kingdom	UK00002299397	Newsquest Media Group Limited	Registered
THE CHISWICK	United Kingdom	UK00002306047	Newsquest Media Group Limited	Registered
Click2find	United Kingdom	UK00003047455	Newsquest Media Group Limited	Registered
SCOOP	United Kingdom	UK0002185986A	Newsquest Media Group Limited	Registered
GLASGOW HERALD	United Kingdom	UK00001238570	Newsquest (Herald & Times) Limited	Registered
GLASGOW EST 1783	United Kingdom	UK00001490691	Newsquest (Herald & Times) Limited	Registered
THE HERALD	United Kingdom	UK00002069335	Newsquest (Herald & Times) Limited	Registered
THE WEE RED BOOK	United Kingdom	UK00002100810	Newsquest (Herald & Times) Limited	Registered
EST 1783 GLASGOW	United Kingdom	UK00002167497	Newsquest (Herald & Times) Limited	Registered
heraldscotland	United Kingdom		Newsquest (Herald & Times) Limited	Registered
heraldscotland	United Kingdom	UK00002516911	Newsquest (Herald & Times) Limited
Herald Scotland	United Kingdom		Newsquest (Herald & Times) Limited	Registered
heraldscotland	United Kingdom		Newsquest (Herald & Times) Limited
herald scotland	United Kingdom	UK00002548884	Newsquest (Herald & Times) Limited
s1	United Kingdom		Newsquest (Herald & Times) Limited	Registered

s1	United Kingdom	UK00002560558	Newsquest (Herald & Times) Limited	Registered
SALISBURY JOURNAL	United Kingdom	UK00001377849	Newsquest Media (Southern) Limited	Registered
DORSET EVENING ECHO	United Kingdom	UK00002139141	Newsquest Media (Southern) Limited	Registered
THE SOUTHERN DAILY ECHO	United Kingdom	UK00002139143	Newsquest Media (Southern) Limited	Registered
MEDIAXPRESS	United Kingdom	UK00002401319	Newsquest (North East) Ltd	Registered
EVESHAM STANDARD	United Kingdom	UK00002445358	Newsquest (Midlands South) Limited	Registered
THE SCOTTISH FARMER	United Kingdom	UK00001506522	Newsquest Magazines Limited	Registered
TGO	United Kingdom	UK00002209967	Newsquest Magazines Limited	Registered
STRAD	United Kingdom		Newsquest Specialist Media Limited
THE STRAD	United Kingdom	UK00001562729	Newsquest Specialist Media Limited	Registered
Scoopon	United Kingdom	UK00002561723	Newsquest Media Group Limited	Registered
Toranda	United Kingdom	UK00002609469	Newsquest Media Group Limited	Registered
UK PROPERTY WEEKLY	United Kingdom	UK00003054277	UK PROPERTY WEEKLY LIMITED	Registered
UK CHINESE PAGES	United Kingdom	UK00002489147	UK PROPERTY WEEKLY LIMITED	Registered
THIS IS ESSEX	United Kingdom	UK0002271249G	This is Essex Limited	Registered
READING CHRONICLE	United Kingdom	UK00002115172	Berkshire Media Group Limited	Registered
Reading Chronicle	United Kingdom	UK00002115175	Berkshire Media Group Limited
PECOS VALLEY SHOPPER	United States of America	86544865	Texas-New Mexico Newspapers Partnership	Pending
CARLSBAD CURRENT-ARGUS	United States of America	86547320	Texas-New Mexico Newspapers Partnership	Pending
CARLSBAD CURRENT-ARGUS	United States of America	86547316	Texas-New Mexico Newspapers Partnership	Pending
CARS & TRUCKS FREE BUY SELL TRA	United States of America	4256043	Texas-New Mexico Newspapers Partnership	Registered
CARS & TRUCKS	United States of America	4211721	Texas-New Mexico Newspapers Partnership	Registered
CARS & TRUCKS	United States of America	4211720	Texas-New Mexico Newspapers Partnership	Registered
CARS & TRUCKS FREE BUY . SELL . TRA	United States of America	4256039	Texas-New Mexico Newspapers Partnership	Registered
CARS & TRUCKS FREE BUY . SELL . TRA	United States of America	4256038	Texas-New Mexico Newspapers Partnership	Registered
CARS & TRUCKS	United States of America	4211719	Texas-New Mexico Newspapers Partnership	Registered
PUBLIC OPINION	United States of America	2951088	Texas-New Mexico Newspapers Partnership	Registered
EL PASO Y MAS	United States of America	3034070	Texas-New Mexico Newspapers Partnership	Registered
ALAMOGORDO DAILY NEWS	United States of America	3038866	Texas-New Mexico Newspapers Partnership	Registered
LEBANON DAILY NEWS	United States of America	2839704	Texas-New Mexico Newspapers Partnership	Registered
EL PASO TIMES	United States of America	2781571	Texas-New Mexico Newspapers Partnership	Registered
ALAMOGORDO DAILY NEWS	United States of America	2718848	Texas-New Mexico Newspapers Partnership	Registered
LEBANON DAILY NEWS	United States of America	2720856	Texas-New Mexico Newspapers Partnership	Registered
RUIDOSO NEWS	United States of America	2718847	Texas-New Mexico Newspapers Partnership	Registered
PECOS VALLEY SHOPPER	Texas	54544	CURRENT-ARGUS PUBLISHING COMPANY, INC.	Registered
CURRENT-ARGUS	New Mexico	TK95060510	CURRENT-ARGUS PUBLISHING COMPANY, INC.	Registered
PECOS VALLEY SHOPPER	New Mexico	TK95060511	CURRENT-ARGUS PUBLISHING COMPANY, INC.	Registered
CARLSBAD CURRENT-ARGUS	New Mexico	TK94020209	CURRENT-ARGUS PUBLISHING COMPANY, INC.	Registered
OFERTAS Y MAS	Texas	801701504	Texas-New Mexico Newspapers Partnership	Registered
OFERTAS Y MAS	Mexico	1357110	Texas-New Mexico Newspapers Partnership	Registered
INYORK	United States of America	2428775	The York Newspaper Company	Registered